Endurance Specialty Holdings Investor Presentation March 31, 2013 Exhibit 99.1

Safe Harbor for Forward Looking Statements
Some of the statements in this presentation may include forward-looking statements which reflect our current views with respect to future events and financial performance.
Such statements include forward-looking statements both with respect to us in general and the insurance and reinsurance sectors specifically, both as to underwriting and investment matters. Statements which include the words  "should," "expect," "intend," "plan," "believe," "project," "anticipate," "seek," "will," and similar statements of a future or forward-looking nature identify forward-looking statements in this presentation for purposes of the U.S. federal securities laws or otherwise. We intend these forward-
looking statements to be covered by the safe harbor provisions for forward-looking statements in the Private Securities Litigation Reform Act of 1995.
All forward-looking statements address matters that involve risks and uncertainties.  Accordingly, there are or may be important factors that could cause actual results to differ from those indicated in the forward-looking statements. These factors include, but are not limited to, the effects of competitors’ pricing policies, greater frequency or severity of claims and loss activity, changes in market conditions in the agriculture insurance industry, termination of or changes in the terms of the U.S. multiple peril crop insurance program, a decreased demand for property and casualty insurance or reinsurance, changes in the availability, cost or quality of reinsurance or retrocessional coverage, our inability to renew business previously underwritten or acquired, our inability to maintain our applicable financial strength ratings, our inability to effectively integrate acquired operations, uncertainties in our reserving process, changes to our tax status, changes in insurance regulations, reduced acceptance of our existing or new products and services, a loss of business from and credit risk related to our broker counterparties, assessments for high risk or otherwise uninsured individuals, possible terrorism or the outbreak of war, a loss of key personnel, political conditions, changes in insurance regulation, changes in accounting policies, our investment performance, the valuation of our invested assets, a breach of our investment guidelines, the unavailability of capital in the future, developments in the world’s financial and capital markets and our access to such markets, government intervention in the insurance and reinsurance industry, illiquidity in the credit markets, changes in general economic conditions and other factors described in our most recently filed Annual Report on Form 10-K .
Forward-looking statements speak only as of the date on which they are made, and we undertake no obligation publicly to update or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.
Regulation G Disclaimer
In presenting the Company’s results, management has included and discussed certain non-GAAP measures.  Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain the Company's results of operations in a manner that allows for a more complete understanding of the underlying trends in the Company's business.  However, these measures should not be viewed as a substitute for those determined in accordance with GAAP.  For a complete description of non-GAAP measures and reconciliations, please review the Investor Financial Supplement on our web site at
www.endurance.bm.
The combined ratio is the sum of the loss, acquisition expense and general and administrative expense ratios.  Endurance presents the combined ratio as a measure that is commonly recognized as a standard of performance by investors, analysts, rating agencies and other users of its financial information.  The combined ratio, excluding prior year net loss reserve development, enables investors, analysts, rating agencies and other users of its financial information to more easily analyze Endurance’s results of underwriting activities in a manner similar to how management analyzes Endurance’s underlying business performance.  The combined ratio, excluding prior year net loss reserve development, should not be viewed as a substitute for the combined ratio.
Net premiums written is a non-GAAP internal performance measure used by Endurance in the management of its operations.  Net premiums written represents net premiums written and deposit premiums, which are premiums on contracts that are deemed as either transferring only significant timing risk or transferring only significant underwriting risk and thus are required to be accounted for under GAAP as deposits.  Endurance believes these amounts are significant to its business and underwriting process and excluding them distorts the analysis of its premium trends.  In addition to presenting gross premiums written determined in accordance with GAAP, Endurance believes that net premiums written enables investors, analysts, rating agencies and other users of its financial information to more easily analyze Endurance’s results of underwriting activities in a manner similar to how management analyzes Endurance’s underlying business performance. Net premiums written should not be viewed as a substitute for gross premiums written determined in accordance with GAAP.
Return on Average Equity (ROAE) is comprised using the average common equity calculated as the arithmetic average of the beginning and ending common equity balances for stated periods.  Return on Beginning Equity (ROBE) is comprised using the beginning common equity for stated periods.  The Company presents various measures of Return on
Equity that are commonly recognized as a standard of performance by investors, analysts, rating agencies and other users of its financial information.
Forward looking statements & regulation G disclaimer

Introduction to Endurance Specialty Holdings
(Re)insurance company focused on diversified portfolio of businesses within specialty niches
Diversified  Portfolio of Businesses
Balance between
insurance and reinsurance
segments
Maintain strong
equilibrium of specialty,
property and casualty
exposures
Track record of
opportunistically entering
and exiting businesses to
achieve strong returns
Strong Balance Sheet
“A” ratings from AM Best,
S&P and Moody’s
$3.3 billion of total capital
Conservative, short-
duration, AA rated
investment portfolio
Prudent reserves that
have historically been a
source of value
Capital Management History
Returned $1.97 billion to
investors through
dividends and share
repurchases
• Represents 77.0% of
inception to date net
income available to
common shareholders
Maintain a diversified,
efficient capital structure
We have built a strong franchise in our first eleven years of operation
Inception to date operating ROE of 11.0%
10 year book value per share plus dividends CAGR of 11.2%

Diversified Portfolio of Businesses
Portfolio diversified by product, distribution source and geography
Trailing Twelve Months Net Premiums Written as of March 31, 2013: $2.1 BN
Reinsurance
Insurance
Casualty
Professional Liability
Property Per Risk
Small Business
Surety
International Property
Catastrophe
US Property Catastrophe
Other Specialty (Aviation,
Clash)
ARMtech
Property
Casualty
Miscellaneous E&O
Healthcare
Healthcare
Excess Casualty
Professional Lines
International
11%
Bermuda
7%
U.S. Specialty
11%
Bermuda
20%
North America
25%
Casualty
Professional Lines
Property
Marine
Trade Credit/Surety
Agriculture
26%
Property
Casualty
Other
Specialty

Net Written Premiums
$2,400
$2,200
$2,000
$1,800
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
1Q13*
- Agriculture Ins.
- Professional Lines Ins.
- Property Ins.
- Casualty and Other Specialty Ins.
- Casualty Reins.
- Property Reins.
- Other Specialty Reins.
- Catastrophe Reins.

Insurance and Reinsurance Portfolio Management
Portfolio has been actively managed to achieve growth while managing  cycle
Managing Our Portfolio

Current market conditions are improving in both segments led by small account E&S casualty insurance and  U.S. casualty reinsurance where historically low interest rates are pressuring overall returns and leading to some discipline in the market place.
Businesses have expanded and contracted over
time as we have opportunistically managed
through various market conditions.
Core franchise positions in both segments
provide solid base from which to grow and our
diversified portfolio enables active portfolio
management and capital reallocation.
Strategic priorities include expanding product
offerings in US insurance, organically growing
and diversifying crop insurance business,
adding specialty reinsurance product
capabilities and attracting outside capital
support for catastrophe business.
Recent capabilities added include trade credit
and surety reinsurance, inland marine and
ocean marine insurance and weather.
* Trailing Trail Months

U.S. Specialty Insurance Strategic Direction
Adding talent, expanding product offerings and broadening geographic reach
Strategic Priorities for U.S. Specialty Insurance

Endurance’s strategic plan is to expand the U.S. specialty insurance operations through hiring new teams of underwriters  and  broadening our distribution network for existing products while maintaining underwriting discipline.
Hired Jack Kuhn in November 2012 as CEO
of Global Insurance
•
Jack has been developing current lines of
business and adding additional specialty
underwriting expertise
Building a diversified profitable portfolio of
products capitalizing on strong
broker/agent relationships, specialty
underwriting expertise and  excellent
service support
Investing in dedicated broker relations and
marketing activities to enhance brand
Updating technology and tailoring support
services to efficiently and effectively
onboard new teams and businesses
November 2012 – Hired Jack Kuhn
March 2013 – Hired Inland Marine Team
April 2013 – Formed Endurance Pro Unit
May 2013 – Hired Ocean Marine Team
Pipeline of Additional Teams in Process
E&O for Professional Firms
Miscellaneous Commercial
Classes

We Are Actively Expanding Our Specialty Insurance Portfolio
Premiums are generated through clients with varying sizes and across diverse distribution channels
Agriculture
Multi Peril Crop Insurance (MPCI)
product that is offered across the
United States through
independent agents
Policy count has grown 51.9% over
the past six years as we have
leveraged excellent service and
industry leading technology
Continue to expand and diversify
the portfolio and gain market
share
Utilize Federal crop insurance
program and commercial
reinsurance to manage risk and
optimize results
Bermuda
Severity focused insurance
products (Healthcare, Excess
Casualty, and Professional Lines)
underwritten in Bermuda through
large retail brokers
Portfolio has shrunk in recent
years as competition for large
accounts has remained robust
particularly for Healthcare
business
More recently, Professional Lines
and Excess Casualty have
experienced modest rate
improvements
U.S. Specialty
Specialty E&S products written in
the U.S. with a focus on smaller
account sized business marketed
through the wholesale and retail
channels
We have been actively re-
balancing the portfolio to improve
the potential profitability of the
book of business
Investing in teams and technology
to enhance systems and to expand
specialty expertise as we seek
greater scale in this business
Our Insurance portfolio consists of diverse products that are distributed through independent agents, large brokers and the wholesale channel.  Our focus is to continue to add underwriting expertise to expand our operations.

Reinsurance Segment Strategic Direction
Grow Catastrophe & Specialty Units while managing P&C cycle
Strategic Priorities for Global Reinsurance

Reinsurance market growth areas likely to be focused on Property Catastrophe and Specialty lines that require highly technical underwriting and high peak risk capacity.
Hired Jerome Faure in March 2013 as CEO
of Global Reinsurance
Seeking profitable growth and
diversification through existing and new
specialty reinsurance units
-
Near term potential specialty growth areas
may include Global Agriculture, Aerospace,
Engineering & Structured Reinsurance
- Traditional P&C volume will be managed
according to the pricing cycle
Continue to invest in and upgrade analytical
and portfolio management tools
Third Quarter 2012 – Hired Engineered
Risk Underwriter
November 2012 – Hired Trade Credit and
Surety Team
November 2012 – Formed Endurance
Global Weather Unit
February 2013 – Hired Jerome Faure
Pipeline of Additional Teams in Process

Global Reinsurance Platform Supports Diverse Markets
Reinsurance product offering is diversified both geographically and by nature of risk
Bermuda
Global business focused on high
severity, low frequency risks
that predominantly  includes
catastrophe, aviation, clash and
political risk
Our portfolio of business has
generated a 75% combined
ratio since inception despite
numerous significant
catastrophic events
Continue to invest in people,
analytics, and technology to
maximize risk adjusted returns
and attract outside capital
support
North America
Business is focused on
frequency oriented property,
casualty and specialty risks and
is supported by strong
relationships with clients and
disciplined approach to
underwriting
Business mix has shifted to be
more heavily weighted in
property lines as recent pricing
has been stronger than
experienced in casualty
exposures
Scalable operating model with
strong market cycle discipline
International
Global business that serves
international clients from
offices in London (UK), Zurich
(Continental Europe) and
Singapore (Australasia)
Experienced significant growth
since 2009 following the
opening of the Zurich and
Singapore offices
Continue to add underwriting
expertise to  expand our
product offering
• Added trade credit and surety,
engineering and weather
teams in late 2012
While our reinsurance operations consist of global risks that are underwritten from many offices, we centrally manage risks and jointly market global customers. Our reinsurance operations are scalable and can grow significantly in a hard market.

65%
60%
55%
50%
45%
40%
35%
30%
25%
20%
15%
10%
5%
0%
4Q 2012 (Superstorm Sandy)
4Q 2011 (Thailand Flood and 2011 Cat Development)
3Q 2011 (Hurricane Irene, Danish Flood, U.S. Midwest Storms)
2Q 2011 (U.S. Spring Storms)
1Q 2011 (N Z and Japan Earthquake)
4Q 2010 (Australian Floods)
3Q 2010 (N Z Earthquake)
1Q 2010 (Chile / Xynthia)
4Q 2008 (Ike/ Gustav Dev.)
3Q 2008 (Ike / Gustav)
Amlin
Hiscox
Platinum
Montpelier
Beazley
Validus
Partner Re
Catlin
Hannover Re
Everest
Axis
Lancashire
Renaissance Re
Endurance
Munich Re
Aspen
AWAC
Arch
Swiss Re
XL
ACE

Endurance
YOUR RISK IS OUR FOCUS

Endurance is World Class at Risk Management
Endurance has performed well versus peers in recent large catastrophe events

Catastrophe Losses versus Shareholder Equity
From December 31, 2006 – March 31, 2013
Note: Catastrophe loss values were obtained through publicly released information and company transcripts for each quarter and include current quarter losses as well as announced loss reserve development associated with prior quarter catastrophe losses.  Catastrophe losses are compared with starting Total Shareholder Equity for each loss quarter.

Growth in Diluted Book Value Per Common Share ($)
From December 31, 2001 – March 31, 2013

10 Year CAGR: 11.2%, 5 Year CAGR: 10.5%
$60
$50
$40
$30
$20
$10
$0
19.37
21.73
24.03
0.32
27.91
1.13
23.17
2.13
28.87
3.13
35.05
4.13
33.06
5.13
44.61
6.13
52.74
7.13
50.56
8.33
52.88
9.57
54.10
9.89
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
1Q13
Book Value Per Share
Cumulative Dividends

Endurance
YOUR RISK IS OUR FOCUS

Endurance’s Financial Results
Diluted book value per common share has grown strongly in absolute terms
2005 – Hurricanes Katrina, Rita
and Wilma
2008 – Credit crisis and related
impact of marking assets to
market
2011 – High frequency of
global catastrophes
(Earthquakes impacting New
Zealand and Japan, Hurricane
Irene, Texas wildfires, Thailand
and Australian Floods, Danish
Cloudburst, and a record level
of tornadoes in the United
States)
2012 – Superstorm Sandy and
Midwest drought
Significant Impacts to Book Value

190%
159%
126%
120%
117%
111%
111%
108%
107%
106%
104%
103%
92%
89%
88%
-25%
AWAC
Arch
Renaissance Re
Platinum
ACE
Endurance
Validus
Axis
Partner Re
W.R. Berkley
Aspen
RLI
Montpelier
Everest
Markel
XL

Endurance
YOUR RISK IS OUR FOCUS

Endurance’s Financial Results
Book value per common share growth compares favorably to peers

Diluted Book Value Per Share Plus Dividend Growth
From December 31, 2006 – March 31, 2013
Note: Fully Diluted Book Value Per Share and dividend data provided by company press releases and filings.  For those companies that do not disclose fully diluted book value per share, the dilution was calculated using average diluted shares outstanding.

$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
[$ Millions]
447
200
1,673
447
200
2,098
449
200
2,312
447
200
2,007
448
200
2,587
528
200
2,648
528
430
2,181
527
430
2,281
527
430
2,336
2005 2006 2007 2008 2009 2010 2011 2012 1Q13
Common Equity
Preferred Equity
Debt

Returned 77% of inception to date net income to common shareholders
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
[$ Millions]
164
174
263
486
323
637
378
755
428
1,094
477
1,411
531
1,421
545
1,431
2005 2006 2007 2008 2009 2010 2011 2012 1Q13
Cumulative Share Repurchases
Cumulative Dividends

Endurance
YOUR RISK IS OUR FOCUS

Growing Capital Base While Returning Capital to Investors
Diluted shares outstanding have been reduced by approximately 34% over the last five years
Endurance has a Diversified and Growing Capital Base $1.97 Billion of Capital Cumulatively Returned to Shareholders

Endurance has proven its ability to generate capital which has allowed for the return to its shareholders of $1.97 billion through share repurchases and dividends while also supporting organic growth.  Current capital levels exceed rating agency minimum levels allowing for the possibility of opportunistic growth in the event that markets harden.

Strong Balance Sheet
Endurance maintains a high quality, short duration investment portfolio
$6.5 B Investment Portfolio at March 31, 2013
Investment Portfolio Highlights
Fixed maturity portfolio duration remains short at 2.8
years
Investment quality (AA average) has remained high as
the portfolio is conservatively managed in a challenging
economy
•
42.0% of investments are cash/short term or US backed
•
No direct exposure to sovereign debt or bank debt of
European peripheral countries
Recently increased allocations to equities and
alternatives to diversify portfolio and reduce interest
rate risk
Other investments of $554.7 million consist of
alternative funds (73.1%) and specialty funds (26.9%)
•
Alternative funds include hedge funds and private equity
funds
•
Specialty funds include high yield loan and convertible debt funds

Cash and
Short Term
11.9%
U.S. Government /
and U.S. Government
Backed – 30.1%
Municipals and Foreign
Government
2.9%
Other
Investments
8.5%
Asset Backed and
Non Agency Mortgage
Backed – 21.6%
Corporate
Securities
22.1%
Equities
2.9%

Conclusion
Endurance is a compelling investment opportunity
Strategically managing our businesses
•
Hired Jack Kuhn and Jerome Faure as CEOs of our insurance and reinsurance operations to build and expand our global specialty insurance and reinsurance capabilities
•
Added specialty reinsurance and insurance teams including trade credit and surety, engineering, weather, inland marine and ocean marine
•
Re-engineering or exiting underperforming businesses
Maintain excellent balance sheet strength and liquidity
•
High quality, short duration investment portfolio; fixed maturity investments have an average credit quality of AA
•
Prudent reserving philosophy and strong reserve position; strong history of favorable development
•
Capital levels exceed rating agency minimums providing flexibility to grow
•
Efficient capital management
The outlook for Endurance’s book of business remains attractive
•
Expanded leadership and added specialty capabilities enhance positioning
•
Experiencing improved pricing across many of our lines of business
•
While current market conditions in catastrophe lines are starting to deteriorate due to excess capacity, catastrophe lines have remained profitable and continue to provide good opportunities
•
Small account casualty insurance lines are experiencing rate increases

Appendix

Overview of ARMtech

Overview of ARMtech
Acquisition of ARMtech has been a great success for Endurance
Multi Peril Crop Insurance (MPCI) is an insurance product regulated by the USDA that provides farmers with yield or revenue protection
•
Offered by 17 licensed companies
•
Pricing is set by the government and agent compensation limits are also imposed - no pricing cycle exists
•
Reduced downside risks due to Federally sponsored reinsurance and loss sharing
•
Agriculture insurance provides strong return potential, diversification in Endurance’s portfolio of (re)insurance risks and is an efficient user of capital
ARMtech is a leading specialty crop insurance business
•
Approximate 7% market share (with estimated 173,00 policies in force) and is 5 largest of 17 industry participants
•
MPCI 2013 crop year* estimated gross written premiums of $905 million
•
Portfolio is well diversified by geography and by crop
ARMtech was founded by software developers and has maintained a strong focus on providing industry leading service through leveraging technology
Endurance purchased ARMtech in December 2007 at a purchase price of approximately $125 million
•
Since the acquisition, ARMtech has generated in excess of $107 million in operating profit for Endurance
•
ARMtech has grown MPCI policy count by 43.4% since 2007

* 2013 crop year is defined as July 1, 2012 through June 30, 2013 th

$1,000
$900
$800
$700
$600
$500
$400
$300
$200
$100
$0
[$ Millions]
180
160
140
120
100
80
60
40
20
0
[Policy Count in '000's]
106
98
134
140
187
220
157
276
332
375
103
108
134
244
378
363
372
526
488
530
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013*
Crop Hail and LRP Premium
Retained MPCI Premium
Ceded MPCI Premium
Policy Count [000's]

Endurance
YOUR RISK IS OUR FOCUS

ARMtech is a Leader in the Crop Insurance Space
ARMtech’s focus on technology and service has allowed it to steadily grow its business
Written Premiums and Policy Counts by Crop Year Using technology and service to expand premiums

ARMtech has demonstrated its ability to grow market share and premiums over time through its leading edge technology and superior delivery of service and compliance.
ARMtech has built a market leading specialty
crop insurance business through its focus on
offering excellent service supported by industry
leading technology.
Policy count has grown 51.9% over the past six
years in a line of business not subject to the
property/casualty pricing cycle.
ARMtech is a leader in using technology to
deliver high quality service and to satisfy the
intense compliance and documentation
standards imposed on the industry by the U.S.
Federal Government.
ARMtech has generated strong underwriting
profits since inception.
* Estimated 2013 crop year premiums  and policy count

$600
$500
$400
$300
$200
$100
$0
[$ Millions]
52.0
126.2
62.5
68.8
202.3
100.5
58.8
189.9
104.6
82.2
200.6
77.2
131.8
257.1
129.9
105.1
228.1
149.9
100.9
260.3
163.2
2007
2008
2009
2010
2011
2012
2013**
Group One States
Group Two States (Excl. Texas)
Texas
Group Three States

Endurance
YOUR RISK IS OUR FOCUS

ARMtech is Increasing  Market Share and Geographic  Diversification
2012 and 2013 were very strong marketing years for ARMtech
MPCI Net Written Premiums  by Crop Year and State Grouping* Estimated 2013 Net Written Crop Year Premiums

ARMtech continues to focus on diversifying its business geographically while managing its exposure to
Texas through active use of available reinsurance protections.
2013 estimated crop year MPCI net written
premiums of $529.8 million are 8.6% higher than
crop year 2012
•
Commodity prices on corn and soybeans were
relatively flat compared to the prior year while
cotton declined in excess of 10%
•
Estimated policy count growth in excess of 9%
•
Greater cessions due to continued dry conditions
is parts of the United States
The portfolio of crop risk is more balanced in
2013 through greater crop and geographic
diversification and through greater cessions in
Texas (cotton concentration)
Purchased third party reinsurance to reimburse
for losses from 100% to 110%
*  Group One States – IL, IN, IA, MN, NE
Group Two States – States other  than Group One and Group Three states
Group Three States – CT, DE, MA, MD, NV, NH, NJ, NY, PA, UT, WY, WV
** Estimated 2013 crop year premiums

[Base and Net of FCIC Loss Ratio History]
240%
220%
200%
180%
160%
140%
120%
100%
80%
60%
40%
20%
0%
2004
2005
2006
2007
2008
2009
2010
2011
2012
Gross L/R Group 1 States
Gross L/R Group 2 States
Gross L/R Group 3 States
Gross L/R Texas
Avg. Net L/R
Net L/R All States

Agriculture Insurance is Not Correlated with the P&C Cycle
FCIC reinsurance lowers volatility
Historic MPCI Crop Year Loss Ratio Results
(Pre and Post Federal Retrocessions)
Stable Results in Volatile Times

While individual states can produce highly varied gross loss ratios on a year to year basis, the U.S.
Federal reinsurance program has historically mitigated that volatility and leaves ARMtech with a business which is not correlated to the traditional P&C pricing cycle and has high risk adjusted return potential.
While individual states can produce large loss
ratios, the U.S. Federal reinsurance program has
historically reduced loss ratio volatility.
ARMtech’s business has historically produced
stable profits over time after reflecting the
reinsurance terms set out in the current
standard crop reinsurance agreement
• Historic average loss ratio post U.S. Federal cessions
has been 81.6% [adjusted for the 2011 Federal
reinsurance terms]
• The best year was 2007 with a 69.8% net loss ratio
and the worst was 2012 with a 104.0% net MPCI loss
ratio
• ARMtech’s current expense run rate after the A&O
subsidy is approximately 6% - 8%

Overview of ARMtech
ARMtech’s recognition of premiums and earnings are influenced by growing seasons
Seasonality of MPCI Business
Recognition of
annual written
premiums
60% - 65%
Spring crops
10% - 15%
Spring crop
adjustments due to
actual cessions
20% - 25%
Spring crop acreage
report adjustments
Winter crops
5% - 10%
Winter crop
adjustments
Recognition of
annual earned
premiums
10%-15%
Largely driven by
winter crops
25% - 30%
Driven by spring
crops and winter
crops
30% - 35%
Largely driven by
spring crops
25% - 30%
Largely driven by
spring crops
Commodity
price setting
Setting of base prices
for spring crops
(forward commodity
price for fourth
quarter)
Setting of base prices
for winter crops
(forward commodity
price for second
quarter)
Harvest
Harvest of winter
crops
Harvest of spring
crops
First Quarter
Second Quarter
Third Quarter
Fourth Quarter
Harvest price
determined for
winter crops
Harvest price
determined for
spring crops

Counties
2013 RY Premium
$1 - $250K
$250K - $500K
$500K - $1M
$1M - $2.5M
$2.5M - $5M
$5M+

Endurance
YOUR RISK IS OUR FOCUS

Geographic Diversification of Crop Insurance Business
ARMtech maintains a geographically diversified portfolio of risk

2013 Estimated Crop Year Net Written Premiums
2.0%
0.9%
0.5%
1.7%
0.6%
0.7%
5.7%
2.4%
6.0%
1.0%
2.8%
19.1%
1.7% 2.0%
0.8%
3.5%
11.2%
7.0%
0.8%
2.2%
0.4%
4.4%
2.7%
1.3%
2.7%
4.1%
1.4%
3.4%
3.7%
2.1%
0.6%
0.4%

Diversification of Crops Within ARMtech’s Portfolio
Underwritten risks diversified by geography and commodity type
ARMtech’s 2013 Estimated Crop Year MPCI Net Written Premiums
Iowa – 7.7%
Nebraska – 4.1%
Minnesota – 3.3%
Indiana – 2.7%
Texas – 2.3%
Missouri – 1.9%
North Dakota – 1.8%
South Dakota – 1.5%
Illinois – 1.5%
Colorado – 1.2%
Mississippi – 0.9%
Kentucky – 0.8%
Tennessee – 0.8%
Ohio – 0.7%
South Carolina – 0.6%
Wisconsin – 0.5%
Arkansas – 0.5%
All other states – 1.7%
Corn
(34.5%)
Texas – 8.1%
Georgia – 1.3%
Mississippi – 0.6%
Alabama – 0.5%
South Carolina – 0.5%
All other states – 1.1%
Cotton
(12.1%)
Iowa – 3.5%
Minnesota – 2.3%
Mississippi – 2.1%
Nebraska – 1.6%
Indiana –1.6%
Missouri – 1.4%
North Dakota – 1.1%
Kentucky – 1.1%
Arkansas – 0.9%
All other states – 4.9%
Soybeans
(20.5%)
Other Crops
(20.1%)
Wheat
(12.8%)
Texas – 3.9%
North Dakota – 1.3%
Colorado – 1.1%
Oklahoma – 1.1%
Idaho – 0.7%
Minnesota – 0.7%
All other states – 4.0%
Grain Sorghum – 2.4%
Citrus, Nursery & Orange Trees  - 2.0%
Peanuts – 1.6%
Apples – 1.2%
Potatoes – 1.2%
Tobacco – 1.1%
Pasture, Rangeland, Forage – 1.1%
Rice – 1.0%
Dry Beans – 0.9%
Barley – 0.8%
All other crops – 6.8%

Agriculture Insurance Contains Three Layers of Risk Mitigation
Farmers retention, ceding premiums to the U.S. Federal Government and limitations on losses and gains
2013 Crop Year
Gross Liability
Assigned Risk Fund
“Higher Risk Policies”
68.8% of risk retained by
ARMtech
31.2%  of first dollar risk retained
by farmers
Commercial Fund
“Lower Risk Policies”
41.5% of MPCI Premiums Ceded to U.S. Federal Government
Loss Sharing
(% of loss retained by Loss Ratio Loss Ratio Group 1 States Group 2 & 3 States
ARMtech within each 100 - 160 7.5% 100 - 160 65.0% 42.5%
applicable band when 160 - 220 6.0% 160 - 220 45.0% 20.0%
the loss raio is above 100%.) 220 - 500 3.0% 220 - 500 10.0% 5.0%
Gain Sharing
(% of gain retained by Loss Ratio Loss Ratio Group 1 States Group 2 & 3 States
ARMtech within each 65 - 100 22.5% 65 - 100 75.0% 97.5%
applicable band when 50 - 65 13.5% 50 - 65 40.0% 40.0%
the loss raio is below 100%.) 0 - 50 3.0% 0 - 50 5.0% 5.0%
14.7% of 2013
Crop Year NWP
85.3% of 2013
Crop Year NWP

ARMtech Has Grown Market Share Over Time
Superior service and technology has driven growth in stable market

Crop Year Market Share % Change in
Market Share
MPCI Certified Companies (Owners) 2012 2011 2010 2009 2008 2007 2007 - 2012
Rural Community Insurance Company (Wells Fargo) 22.1% 21.8% 22.9% 24.7% 25.2% 25.1% -3.0%
Rain and Hail (ACE)
(1)
21.3% 21.8% 22.6% 24.3% 24.1% 25.0% -3.7%
NAU Country Insurance Company (QBE)
(1)
13.3% 14.8% 14.4% 13.7% 13.8% 13.3% 0.0%
Great American Insurance Co. 8.5% 8.7% 8.7% 9.1% 10.1% 10.6% -2.1%
American Agri-Business Ins. Co. (Endurance) 7.4% 6.7% 7.0% 6.5% 5.7% 5.9% 1.6%
Producers Ag. Ins. Co. (CUNA Mutual) 5.5% 6.4% 6.3% 5.3% 5.2% 4.8% 0.7%
Farmers Mutual Hail Ins. of Iowa 4.4% 4.5% 4.2% 3.8% 4.0% 4.0% 0.4%
Guide One Mutual (CGB Diversified Services) 4.0% 2.7% 2.0% 1.2% 1.2% 1.1% 2.9%
John Deere Risk Protection, Inc. 3.3% 3.3% 3.8% 4.0% 3.3% 3.0% 0.2%
Agrinational Insurance Company (ADM) 2.5% 2.1% 1.5% 0.9% 1.0% 1.1% 1.4%
Heartland (Everest Re) 2.3% 2.4% 3.0% 3.4% 3.3% 3.2% -1.0%
AgriLogic (Occidental Firs & Casualty Co) 1.8% 1.4% 0.1% 0.0% 0.0% 0.0% 1.8%
Hudson Insurance Company
(1)
1.6% 1.2% 1.2% 0.8% 0.6% 0.4% 1.2%
American Agricultural Ins. Co (Amer. Farm Bureau) 1.3% 1.3% 1.3% 1.4% 1.4% 1.2% 0.1%
Country Mutual Insurance Company 0.9% 0.9% 1.0% 1.1% 1.2% 1.4% -0.5%
Source - National Crop Insurance Services (NCIS)
(1) 2007 Crop Year Market Share was increased to reflect the acquisition of a company between 2007 and 2012.

Other Miscellaneous Information

The net loss estimates by zone above represent estimated losses related to our property, catastrophe and other specialty lines of business, based upon our catastrophe models and assumptions regarding the location, size, magnitude, and frequency of the catastrophe events utilized to determine the above estimates.  The net loss estimates are presented on an occurrence basis, before income tax and net of reinsurance recoveries and reinstatement premiums, if applicable.  Return period refers to the frequency with which the related size of a catastrophic event is expected to occur.
Actual realized catastrophic losses could differ materially from our net loss estimates and our net loss estimates should not be considered as representative of the actual losses that we may incur in connection with any particular catastrophic event. The net loss estimates above rely significantly on computer models created to simulate the effect of catastrophes on insured properties based upon data emanating from past catastrophic events.  Since comprehensive data collection regarding insured losses from catastrophe events is a relatively recent development in the insurance industry, the data upon which catastrophe models is based is limited, which has the potential to introduce inaccuracies into estimates of losses from catastrophic events, in particular those that occur infrequently.  In addition, catastrophe models are significantly influenced by management's assumptions regarding event characteristics, construction of insured property and the cost and duration of rebuilding after the catastrophe.  Lastly, changes in Endurance's underwriting portfolio risk control mechanisms and other factors, either before or after the date of the above net loss estimates, may also cause actual results to vary considerably from the net loss estimates above.  For a listing of risks related to
Endurance and its future performance, please see "Risk Factors" in our Annual Report on Form 10-K for the year ended December 31, 2012.
* United States Windstorm estimated net losses as of January 1, 2013 are based on RMS version 11.0 and include reinstatement premiums, if applicable.

Probable Maximum Loss by Zone and Peril
Largest 1 in 100 year PML as of January 1, 2013 is equal to 15.5% of Shareholders’
Equity as of March 31, 2013
Values in $ Millions
Estimated Occurrence Net Loss as of January 1, 2013 Jan. 1, 2012 Jan. 1, 2011
10 Year 25 Year 50 Year 100 Year 250 Year 100 Year 100 Year
Return Return Return Return Return Return Return
Zone Peril Period Period Period Period Period Period Period
United States Hurricane*
$215 $309 $370 $429 $515 $574 $567
Europe Windstorm
85 170 254 346 457 384 463
California Earthquake
51 223 343 395 518 409 456
Japan Windstorm
17 89 160 201 227 317 363
Northwest U.S. Earthquake
-               7 51 154 265 206 238
Japan Earthquake
9 54 82 111 172 189 143
United States Tornado/Hail
36 53 69 86 111 123 84
Australia Earthquake
-               6 28 88 183 73 71
New Zealand Earthquake
-               2 7 24 55 29 44
Australia Windstorm
3 11 29 53 98 48 36
New Madrid Earthquake
-               -               -               10 88 12 12

First Quarter 2013 Highlights
Strong results were driven by low level of catastrophes and favorable development
Book value per common share, adjusted for dividends, increased 2.9% during first quarter 2013
•
Net income attributable to common shareholders of $92.1 million
- Favorable reserve development of $50.7 million
- Net investment income was $49.3 million, strong results in alternatives partially offset lower yields on fixed income investments
Net written premiums of $908.9 million were 7.8% higher than first quarter 2012
•
Insurance net written premiums of $404.7 million declined 5.4% from first quarter 2012
- Improvement in agriculture policy count in excess of 9% was offset by greater cessions to the U.S.
Government and third parties
- Reduction in professional lines as a result of exiting a program relationship in late 2012
•
Reinsurance net written premiums of $504.2 million increased 21.4% compared to first quarter 2012
- Other specialty business expanded as a result primarily due to new business generated by the trade credit and surety team that joined Endurance in late 2012
- Growth in property premiums due to rate increases as well as new business in our London, Zurich and
United States offices
- Growth in casualty as a result of new business in our Zurich and United States offices and the change in renewal date on one large contract

Financial Results for First Quarter 2013
$MM (except per share data and %)
Mar 31,
2 0 1 3
Mar. 31,
2 0 1 2
$
Change
%
Change
Net premiums written
908.9 843.1 65.8 7.8%
Net premiums earned
420.1 411.6 8.5 2.1%
Net investment income
49.3 57.1 (7.8) -13.7%
Net underwriting income
63.8 14.0 49.8 355.7%
Net income per common shareholders
92.1 82.5 9.6 11.6%
Operating income per common
shareholders
89.8 53.3 36.5 68.5%
Fully diluted net income EPS
2.13 1.72 0.41 23.8%
Fully diluted operating  income EPS
2.08 1.23 0.85 69.1%
Financial highlights
Mar. 31,
2 0 1 3
Mat. 31,
2 0 1 2
Operating ROE
15.6% 9.6%
Net loss ratio
52.1% 63.9%
Acquisition expense ratio
17.1% 16.6%
General and administrative expense ratio
15.8% 16.0%
Combined ratio
85.0% 96.5%
Diluted book value per share
$54.10 $51.90
Investment leverage
2.78 2.79
Key operating ratios

First Quarter 2013 Net Written Premiums
In $MM
Mar. 31,
2 0 1 3
Mar. 31,
2 0 1 2
$
Change
%
Change
Property
6.1 0.8 5.3 NM
Casualty and other specialty
43.3 41.9 1.4 3.3%
Agriculture
341.1 354.9 -13.8 -3.9%
Professional lines
14.2 30.2 -16.0 -53.0%
Total insurance
404.7 427.8 -23.1 -5.4%
Insurance Segment
In $MM
Mar. 31,
2 0 1 3
Mar. 31,
2 0 1 2
$
Change
%
Change
Casualty
150.3 120.4 29.9 24.8%
Property
148.4 106.8 41.6 39.0%
Catastrophe
131.4 133.7 -2.3 -1.7%
Other specialty
74.1 54.4 19.7 36.4%
Total reinsurance
504.2 415.3 88.9 21.4%
Reinsurance Segment

Financial Overview: Inception to Date Financial Performance
In $MM 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 1Q13
Inception
to date
Net premiums
written
765 1,598 1,697 1,619 1,586 1,575 1,784 1,606 1,764 1,980 2,029 909 18,912
Net premiums
earned
369 1,174 1,633 1,724 1,639 1,595 1,766 1,633 1,741 1,931 2,014 420 17,639
Net underwriting
income (loss)
51 179 232 -410 304 322 111 265 195 -252 -48 64 1,013
Net investment
income
43 71 122 180 257 281 130 284 200 147 173 49 1,937
Net income (loss)
before preferred
dividend
102 263 356 -220 498 521 100 555 365 -94 163 100 2,709
Net income (loss)
available to
common
shareholders
102 263 356 -223 483 506 85 539 349 -118 130 92 2,564
Diluted EPS
$1.73 $4.00 $5.28 ($3.60) $6.73 $7.17 $1.33 $9.00 $6.38 ($2.95) $3.00 2.13 $40.20
Financial highlights from 2002 through March 31, 2013
Key Operating Ratios 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 1Q13
Inception
to date
Combined ratio 86.2% 84.7% 85.8% 123.5% 81.5% 79.9% 93.5% 84.0% 88.7% 112.9% 102.3% 85.0 94.2%
Operating ROE 7.8% 17.3% 19.9% (11.9%) 25.7% 23.8% 8.5% 22.0% 12.6% (6.3%) 2.4% 15.6 11.0%
Book value per share $21.73 $24.03 $27.91 $23.17 $28.87 $35.05 $33.06 $44.61 $52.74 $50.56 $52.88 54.10